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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2008


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                        0-28032               52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)


               1301 Merritt Boulevard, Dundalk, Maryland           21222
               -------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

         (d) On May 14, 2008, Michael J. Dee, the President and Chief Executive Officer of Patapsco Bancorp, Inc. (the "Company") and its wholly owned subsidiary, The Patapsco Bank (the "Bank"), was elected as a director of the Company and the Bank. Mr. Dee was appointed to the Asset/Liability Management Committee and the Operations Committee of the Company's Board of Directors.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   PATAPSCO BANCORP, INC.



Date:  May 15, 2008                By: /s/ Michael J. Dee
                                       --------------------------------------
                                       Michael J. Dee
                                       President and Chief Executive Officer